================================================================================

                                                                    Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Sparta Surgical Corporation (the "Company") on Form 10-KSB for the year ended February 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allan J. Korn, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date:    July 13, 2006             Signature:  /s/ Allan J. Korn
                                                       -----------------------
                                                          Allan J. Korn, Chief
                                                          Executive Officer
                                                          and Chief Financial
                                                          Officer




--------------------------------------------------------------------------------